                    UNITED STATES

                                 SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        FORM 8-K

                                 CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934

                              Date of Report (Date of earliest event reported) October 6, 2010

                             1-800-FLOWERS.COM, INC.

                         (Exact name of registrant as specified in its charter)

               Delaware                                   0-26841                                    11-3117311

     (State of incorporation)             (Commission File Number)               (IRS Employer
                                                                                                                                Identification No.)

        One Old Country Road, Suite 500
       Carle Place, New York 11514

        (Address of principal executive offices) (Zip Code)

       (516) 237-6000

          (Registrant's telephone number, including area code)

      N/A

     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to
Simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 6, 2010, the Board of Directors approved a grant to the Company’s President, Christopher G. McCann, of 300,000 performance-based restricted shares and 1,000,000 nonqualified stock options under the Company’s 2003 Long Term Incentive and Share Plan, as amended and restated as of October 22, 2009.  The grant date for the options will be the third business day after the release of the Company’s Fiscal 2011 first quarter financial results and will have an exercise price of the closing price of the Company’s common stock on the grant date.  Subject to continued employment, the restricted shares, if earned, and the options will vest ratably over an 8-year period.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 11, 2010

                                                                 1-800-FLOWERS.COM, Inc.
 By:   /s/ William E. Shea
                 William E. Shea
                 Chief Financial Officer, Senior Vice-President
                 Finance and Administration